Exhibit 99.2

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2024

and

Unaudited Pro Forma Consolidated Statements of Operations for the

nine months ended September 30, 2024 and the year ended December 31, 2023

Summary of Unaudited Pro Forma Consolidated Financial Statements

On March 13, 2024, Medalist Diversified REIT, Inc. (the “Company”) announced that Medalist Diversified Holdings, LP (the “Operating Partnership”), through a wholly owned subsidiary, completed the sale of Hanover Square North located at 7230 Bell Creek Road, Mechanicsville, Virginia 23111 (the “Hanover Square Shopping Center”).   The Company’s tenant-in-common partner, PMI Hanover Square, LLC, (“PMI”) also sold its 16% tenant-in-common interest.  The Company and PMI retained ownership of the 0.864 acre parcel of land (the “Hanover Square Outparcel”) adjacent to the Hanover Square Shopping Center Property.  On March 25, 2024, the Company completed the acquisition of PMI’s 16% tenant-in-common interest in the Hanover Square Outparcel.

On March 28, 2024, the Company completed the acquisition of that certain tract of real property containing a building at 3535 North Central Avenue, Chicago, IL 60634 (the “Citibank Property”) from RMP 3535 N. Central Ave., LLC, a Delaware limited liability company (“RMP”). The sole manager and member of RMP is CWS BET Seattle, LP, a Delaware limited partnership, a company controlled and owned by the Company’s President and Chief Executive Officer and the Chairman of the Company’s Board of Directors.

On October 11, 2024, the Operating Partnership entered into a subscription agreement with the Company’s Chief Executive Officer and a member of its Board of Directors, for the sale by the Operating Partnership in a private placement of 160,000 units of partnership interest in the Operating Partnership (the “Operating Partnership Units”) at a purchase price of $12.50 per Operating Partnership Unit.  On December 13, 2024, the Company entered into a series of subscription agreements with certain investors, including the Company’s Chief Financial Officer, for the issuance and sale of 230,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Shares”), in a private placement, at a purchase price of $12.50 per share. (Collectively, the issuance of the Operating Partnership Units and Common Shares are referred to as the “Private Placements”.)

On November 25, 2024, the Company completed a partial redemption of 140,000 shares of its 8.0% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”).  On January 10, 2025, the Company completed the final redemption of the remaining 60,000 outstanding shares of the Series A Preferred Stock.  (Collectively, the two redemptions of Series A Preferred Stock are referred to as the “Series A Preferred Stock Redemptions”.)

On January 24, 2025 the Company completed the acquisition of that certain tract of real property containing a building at 2545 Scottsville Road, Bowling Green, KY 42104 (the “Buffalo Wild Wings Property”) from CWS BET Seattle, L.P., a Delaware limited partnership (“CWS”).  The general partner of CWS is Fort Ashford Funds, LLC, a California limited liability company whose manager is the Company’s President and Chief Executive Officer and the Chairman of the Company’s Board of Directors.

On February 21, 2025 the Company completed the acquisition of that certain tract of real property containing a building at 376 Dan Tibbs Road NW Huntsville, Madison County, Alabama 35806 (the “United Rentals Property”) from Dionysus Investments, LLC, a California limited liability company (“Dionysus”).  The manager of Dionysus the Company’s President and Chief Executive Officer and the Chairman of the Company’s Board of Directors.

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the unaudited condensed consolidated balance sheet of Medalist Diversified REIT, Inc. and Subsidiaries as of September 30, 2024, the unaudited condensed consolidated statement of operations of Medalist Diversified REIT, Inc. and Subsidiaries for the nine months ended September 30, 2024, and the audited consolidated statement of operations of Medalist Diversified REIT, Inc. and Subsidiaries for the year ended December 31, 2023.

The following unaudited pro forma consolidated balance sheet as of September 30, 2024 has been prepared to give effect to the (i) the Private Placements, (ii) the Series A Preferred Stock Redemptions, (iii) the acquisition of the Buffalo Wild Wings Property, and (iv) the acquisition of the United Rentals Property, as if these transactions had occurred on September 30, 2024.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2024 and the year ended December 31, 2023 have been prepared to give effect to the (i) the acquisition of the Citibank Property, (ii) the disposition of the Hanover Square Shopping Center Property, (iii) the Series A Preferred Stock Redemptions, (iv) the acquisition of the Buffalo Wild Wings Property, (v) the acquisition of the United Rentals Property and (vi) the Private Placements, as if these transactions had occurred on January 1, 2024 and January 1, 2023, respectively.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Citibank Property, the disposition of the Hanover Square Shopping Center Property, the Series A Preferred Stock Redemptions, the acquisition of the Buffalo Wild Wings Property, the acquisition of the United Rentals Property, or the Private Placements, had these transactions been consummated as of the date indicated.

Medalist Diversified REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2024

				Pro Forma		Pro Forma		Pro Forma
		Pro Forma		Adjustments		Adjustments		Adjustments
	Historical	Adjustments		Preferred Stock		Buffalo Wild Wings		United Rentals		Pro Forma
	September 30, 2024 (a)	Private Placements (b)		Redemption (c)		Acquisition (d)		Acquisition (e)		September 30, 2024
	(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
ASSETS
Investment properties, net	$65,155,785	$—		$—		$2,501,345	(i)	$2,914,369	(i)	$70,571,499
Cash	3,121,333	4,819,891	(i)	(5,000,000)	(i)	(47,429)	(ii)	(42,446)	(ii)	2,851,349
Restricted cash	1,847,326	—		—		—		—		1,847,326
Rent and other receivables, net of allowance	215,532	—		—		—		—		215,532
Unbilled rent	1,077,746	—		—		—		—		1,077,746
Intangible assets, net	2,448,365	—		—		222,139	(iii)	273,077	(iii)	2,943,581
Other assets	741,398	—		—		—		—		741,398
Total Assets	$74,607,485	$4,819,891		$(5,000,000)		$2,676,055		$3,145,000		$80,248,431

LIABILITIES
Accounts payable and accrued liabilities	$1,291,987	$—		$—		$—		$—		$1,291,987
Intangible liabilities, net	1,736,263	—		—		56,055	(iii)	—		1,792,318
Mortgages payable, net	50,219,369	—		—		—		—		50,219,369
Mandatorily redeemable preferred stock, net	4,890,196	—		(4,890,196)	(ii)	—		—		—
Total Liabilities	$58,137,815	$—		$(4,890,196)		$56,055		$—		$53,303,674

EQUITY
Common stock	$11,153	$2,300	(ii)	$—		$—		$—		$13,453
Additional paid-in capital	51,577,572	2,872,700	(iii)	—		—		—		54,450,272
Offering costs	(3,350,946)	(55,109)	(iv)	—		—		—		(3,406,055)
Accumulated deficit	(35,678,971)	—		(109,804)	(iii)	—		—		(35,788,775)
Total Shareholders' Equity	12,558,808	2,819,891		(109,804)		—		—		15,268,895
Noncontrolling interests - Parkway Property	419,725	—		—		—		—		419,725
Noncontrolling interests - Operating Partnership	3,491,137	2,000,000	(v)	—		2,620,000	(iv)	3,145,000	(iv)	11,256,137
Total Equity	$16,469,670	$4,819,891		$(109,804)		$2,620,000		$3,145,000		$26,944,757
Total Liabilities and Equity	$74,607,485	$4,819,891		$(5,000,000)		$2,676,055		$3,145,000		$80,248,431

See notes to unaudited pro forma consolidated balance sheet

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2024

Notes to unaudited pro forma consolidated balance sheet as of September 30, 2024

(a)	Historical financial information was derived from the unaudited condensed consolidated balance sheet of the Company as of September 30, 2024.

(b)	Represents the impact of the Private Placements as if these transactions had closed on September 30, 2024.

(i)	Represents $2,000,000 from the private placement of 160,000 Operating Partnership Units at $12.50 per Operating Partnership Unit and $2,875,000 from the private placement of 230,000 Common Shares at $12.50 per Common Share, less $55,110 in offering costs paid related to the Private Placements.

(ii)	Represents the par value recorded from the 230,000 Common Shares issued in the Private Placements.

(iii)	Represents the additional paid-in capital recorded from the 230,000 Common Shares issued in the Private Placements.

(iv)	Represents $55,110 in offering costs related to the Private Placements.

(v)	Represents the non-controlling interest recorded from the issuance of 160,000 Operating Partnership Units in the Private Placements.

(c)	Represents the redemption of all outstanding shares of the Series A Preferred Stock as if the Series A Preferred Stock had been redeemed on September 30, 2024.

(i)	Represents amount paid to redeem the 200,000 shares of Series A Preferred Stock at its $25.00 per share redemption price.

(ii)	Represents the book value of the Series A Preferred Stock, net of $109,804 of unamortized discounts and issuance costs as of September 30, 2024.

(iii)	Represents the loss on the redemption of the Series A Preferred Stock as if the redemption had occurred on September 30, 2024.

(d)	Represents the impact of the acquisition of the Buffalo Wild Wings Property as if it had occurred on September 30, 2024. The Buffalo Wild Wings Property was acquired by MDR Bowling Green, LLC, a wholly owned subsidiary of the Operating Partnership on January 24, 2025. The net purchase price of the property was $2,620,000 plus capitalized due diligence and closing costs of $47,429. The purchase price was paid through the issuance of 209,600 Operating Partnership Units. The closing costs were paid from cash on hand.

(i)	Amounts recorded to investment properties include tangible assets acquired at closing, including land, site improvements, building and tenant improvements and are recorded at fair value in accordance with Accounting Standards Codification (“ASC”) 805.

(ii)	The acquisition cost was funded with 209,600 Operating Partnership Units issued by the Operating Partnership. Cash from the Company on the unaudited pro forma consolidated balance sheet as of September 30, 2024 represents closing costs paid in cash of $47,429.

(iii)	Represents the fair value of lease intangibles, including leasing commissions, leases in place, below market leases and legal and marketing costs associated with replacing existing leases, recorded at fair value in accordance with ASC 805.

(iv)	Represents 209,600 Operating Partnership Units issued by the Operating Partnership at a price of $12.50 per Operating Partnership Unit.

Notes to unaudited pro forma consolidated balance sheet as of September 30, 2024, continued

(e)	Represents the impact of the acquisition of the United Rentals Property as if it had occurred on September 30, 2024. The United Rentals Property was acquired by MDR Dan Tibbs Road, LLC, a wholly owned subsidiary of the Operating Partnership on February 21, 2025. The net purchase price of the property was $3,145,000 plus capitalized due diligence and closing costs of $42,446. The purchase price was paid through the issuance of 251,600 Operating Partnership Units. The closing costs were paid from cash on hand.

(i)	Amounts recorded to investment properties include tangible assets acquired at closing, including land, site improvements, building and tenant improvements and are recorded at fair value in accordance with Accounting Standards Codification (“ASC”) 805.

(ii)	The acquisition cost was funded with 251,600 Operating Partnership Units issued by the Operating Partnership. Cash from the Company on the unaudited pro forma consolidated balance sheet as of September 30, 2024 represents closing costs paid in cash of $42,446.

(iii)	Represents the fair value of lease intangibles, including leasing commissions, leases in place, above market leases, and legal and marketing costs associated with replacing existing leases, recorded at fair value in accordance with ASC 805.

(iv)	Represents 251,600 Operating Partnership Units issued by the Operating Partnership at a price of $12.50 per Operating Partnership Unit.

Medalist Diversified REIT, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2024

				Pro Forma
				Adjustments
		Pro Forma		Hanover		Pro Forma		Pro Forma		Pro Forma
		Adjustments		Square		Adjustments		Adjustments		Adjustments
	Historical	Citibank		Shopping		Preferred		Buffalo		United
	Nine Months Ended	Property		Center		Stock		Wild Wings		Rentals		Pro Forma
	September 30, 2024	Acquisition		Disposition		Redemption		Acquisition		Acquisition		Nine Months Ended
	(a)	(b)		(c)		(d)		(e)		(f)		September 30, 2024
	(unaudited)	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$4,955,305	$-		$(307,325)	(i)	$-		$-		$-		$4,647,980
Flex center property revenues	2,008,056	-		-		-		-		-		2,008,056
Single tenant net lease property revenues	246,359	30,819	(i)	-		-		114,714	(i)	157,520	(i)	549,412
Total Revenue	$7,209,720	$30,819		$(307,325)		$-		$114,714		$157,520		$7,205,448

OPERATING EXPENSES
Retail center property operating expenses	$1,193,838	$-	(ii)	$(89,729)	(ii)	$-		$-	(ii)	$-	(ii)	$1,104,109
Flex center property operating expenses	491,586	-		-		-		-		-		491,586
Single tenant net lease property expenses	23,697	-		-		-		-		-		23,697
Bad debt expense	37,643	-		(16,136)	(iii)	-		-		-		21,507
Share based compensation expenses	277,500	-		-		-		-		-		277,500
Legal, accounting and other professional fees	941,244	-		-		-		-		-		941,244
Corporate general and administrative expenses	748,928	-		-		-		-		-		748,928
Depreciation and amortization	2,979,142	20,178	(iii)	-		-		71,919	(iii)	113,661	(iii)	3,184,900
Total Operating Expenses	6,693,578	20,178		(105,865)		-		71,919		113,661		6,793,471
Gain on disposal of investment property	2,819,502	-		(2,819,502)	(iv)	-		-		-		—
Loss on extinguishment of debt	(51,837)	-		51,837	(v)	-		-		-		—
Operating Income	3,283,807	10,641		(2,969,125)		-		42,795		43,859		411,977
Interest expense	2,331,030	-		(129,248)	(vi)	(496,621)	(i)	-		-		1,705,161
Net Income (Loss) from Operations	952,777	10,641		(2,839,877)		496,621		42,795		43,859		(1,293,184)
Other income	40,486	-		-		-		-		-		40,486
Other expense	(76,985)	-		-		-		-		-		(76,985)
Net Income (Loss)	916,278	10,641		(2,839,877)		496,621		42,795		43,859		(1,252,698)
Less: Net income attributable to Hanover Square Property noncontrolling interests	453,928	-		(453,928)	(vii)	-		-		-		—
Less: Net loss attributable to Parkway Property noncontrolling interests	(9,178)	-		-		-		-		-		(9,178)
Less: Net income attributable to Operating Partnership noncontrolling interests	162,828	4,130	(iv)	(137,029)	(viii)	-		16,609	(iv)	17,022	(iv)	63,559
Net Income (Loss) Attributable to Medalist Common Shareholders	$308,700	$6,511		$(2,248,920)		$496,621		$26,186		$26,837		$(1,307,080)

Income (Loss) per share from operations - basic	$0.28											$(0.97)
Weighted-average number of shares - basic	1,117,099											1,346,448	(g)

Income (Loss) per share from operations - diluted	$0.28											(0.97)
Weighted-average number of shares - diluted	1,123,249											1,352,598

Dividends paid per common share	$0.11											$0.11

See notes to unaudited pro forma consolidated statement of operations

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

Notes to unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2024

(a)	Historical financial information was derived from the unaudited condensed consolidated statement of operations of the Company for the nine months ended September 30, 2024.

(b)	Adjustments to give effect to the acquisition of the Citibank Property as if the acquisition had occurred on January 1, 2024.

(i)	Represents rental revenues for the Citibank Property that would have been recognized for the nine months ended September 30, 2024, prior to acquisition, based on the terms of the lease with the tenant that is currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of ($3,441) in amortization of the below market lease.

(ii)	Under the net-lease structure of the lease with Citibank, all operating expenses, including maintenance, real estate taxes and insurance, are the responsibility of the tenant. Accordingly, no operating expenses are projected to be incurred.

(iii)	Represents depreciation and amortization expense for the Citibank Property for the nine months ended September 30, 2024, prior to acquisition, as if the Company had acquired the Citibank Property on January 1, 2024. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 35 years for the building and 10 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(iv)	Represents the Operating Partnership’s 38.81% weighted average noncontrolling ownership interest’s share of the Citibank Property net income that would have been recorded for the nine months ended September 30, 2024. The Operating Partnership’s 38.81% weighted average reflects the issuance of 160,000 Operating Partnership Units from the Private Placement, 208,696 Operating Partnership Units for the Citibank Property acquisition, 209,600 Operating Partnership Units for the Buffalo Wild Wings acquisition, 251,600 Operating Partnership Units for the United Rentals acquisition (see (f), below), 19,349 Operating Partnership Units to the Company’s President and Chief Executive Officer as a portion of his 2024 compensation, and the redemptions of 8,525 Operating Partnership Units, as if the issuances and redemptions had occurred on January 1, 2024.

(c)	Adjustments to give effect to the sale of the Hanover Square Shopping Center Property on March 13, 2024 as if the disposition had occurred on January 1, 2024. Actual operating results recorded for the Hanover Square Shopping Center prior to its sale for the nine months ended September 30, 2024 have been removed from the pro forma statement of operations to reflect the pro forma results of the Company’s remaining portfolio for nine months ended September 30, 2024.

(i)	Represents rental revenues for the Hanover Square Shopping Center that were recognized during the nine months ended September 30, 2024.

(ii)	Represents operating expenses for the Hanover Square Shopping Center that were incurred during the nine months ended September 30, 2024, net of the real estate tax expense for the nine months ended September 30, 2024 recorded for the Hanover Square Outparcel that was retained by the Company.

(iii)	Represents bed debt expense for the Hanover Square Shopping Center that were recorded during the nine months ended September 30, 2024.

(iv)	Represents the gain on the sale of the Hanover Square Shopping Center that was recognized during the nine months ended September 30, 2024.

(v)	Represents the loss on extinguishment of debt that was recognized during the nine months ended September 30, 2024 related to the repayment of the mortgage due to the sale of the Hanover Square Shopping Center.

(vi)	Represents the interest expense, including amortization of loan issuance costs, that was recorded for the Hanover Square Shopping Center during the nine months ended September 30, 2024.

Notes to unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2024, continued

(vii)Represents the noncontrolling ownership’s 16% share of the net loss from the Hanover Square Shopping Center that was recorded during the nine months ended September 30, 2024.

(viii)	Represents the noncontrolling ownership’s actual 5.75% share of the net loss from the Hanover Square Shopping Center that was recorded during the nine months ended September 30, 2024.

(d)	Adjustments to give effect to the redemption of the Series A Preferred Stock as if the redemption had occurred on January 1, 2024.

(i)	Represents the actual preferred dividends and the amortization of issuance costs and discounts that were recorded as interest expense during the nine months ended September 30, 2024.

(e)	Adjustments to give effect to the acquisition of the Buffalo Wild Wings Property as if the acquisition had occurred on January 1, 2024.

(i)	Represents rental revenues for the Buffalo Wild Wings Property that would have been recognized for the nine months ended September 30, 2024 based on the terms of the lease with the tenant that is currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of ($3,411) in estimated net amortization of the below market lease.

(ii)	Under the net-lease structure of the lease, all operating expenses, including maintenance, real estate taxes and insurance, are the responsibility of the tenant. Accordingly, no operating expenses are projected to be incurred.

(iii)	Represents depreciation and amortization expense for the Buffalo Wild Wings Property for the nine months ended September 30, 2024 as if the Company had acquired the Buffalo Wild Wings Property on January 1, 2024. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 30 years for the building and 13 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(iv)	Represents the Operating Partnership’s pro forma 38.81% weighted average noncontrolling ownership interest’s share of the Buffalo Wild Wings Property net income that would have been recorded for the nine months ended September 30, 2024. The Operating Partnership’s pro forma 38.81% weighted average reflects the issuance of 160,000 Operating Partnership Units from the Private Placement, 208,696 Operating Partnership Units for the Citibank Property acquisition, 209,600 Operating Partnership Units for the Buffalo Wild Wings acquisition, 251,600 Operating Partnership Units for the United Rentals acquisition (see (f), below), 19,349 Operating Partnership Units to the Company’s President and Chief Executive Officer as a portion of his 2024 compensation, and the redemptions of 8,525 Operating Partnership Units, as if the issuances and redemptions had occurred on January 1, 2024.

(f)	Adjustments to give effect to the acquisition of the United Rentals Property as if the acquisition had occurred on January 1, 2024.

(i)	Represents rental revenues for the United Rentals Property that would have been recognized for the nine months ended September 30, 2024 based on the terms of the lease with the tenant that is currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $3,159 in estimated net amortization of the above market lease.

(ii)	Under the net-lease structure of the lease, all operating expenses, including maintenance, real estate taxes and insurance, are the responsibility of the tenant. Accordingly, no operating expenses are projected to be incurred.

Notes to unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2024, continued

(iii)	Represents depreciation and amortization expense for the United Rentals Property for the nine months ended September 30, 2024 as if the Company had acquired the United Rentals Property on January 1, 2024. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 30 years for the building and 11 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(iv)	Represents the Operating Partnership’s pro forma 38.81% weighted average noncontrolling ownership interest’s share of the United Rentals Property net income that would have been recorded for the nine months ended September 30, 2024. The Operating Partnership’s pro forma 38.81% weighted average reflects the issuance of 160,000 Operating Partnership Units from the Private Placement, 208,696 Operating Partnership Units for the Citibank Property acquisition, 209,600 Operating Partnership Units for the Buffalo Wild Wings acquisition, 251,600 Operating Partnership Units for the United Rentals acquisition, 19,349 Operating Partnership Units to the Company’s President and Chief Executive Officer as a portion of his 2024 compensation, and the redemptions of 8,525 Operating Partnership Units, as if the issuances and redemptions had occurred on January 1, 2024.

Medalist Diversified REIT, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2023

				Pro Forma
				Adjustments
		Pro Forma		Hanover		Pro Forma		Pro Forma		Pro Forma
		Adjustments		Square		Adjustments		Adjustments		Adjustments
	Historical	Citibank		Shopping		Preferred		Buffalo		United
	Year Ended	Property		Center		Stock		Wild Wings		Rentals		Pro Forma
	December 31, 2023	Acquisition		Disposition		Redemption		Acquisition		Acquisition		Year Ended
	(a)	(b)		(c)		(d)		(e)		(f)		December 31, 2023
		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
REVENUE
Retail center property revenues	$7,768,174	$—		$(1,354,804)	(i)	$—		$—		$—		$6,413,370
Flex center property revenues	2,504,652	—		—		—		—		—		2,504,652
Single tenant net lease property revenues	-	123,276	(i)	-		-		152,952	(i)	198,869	(i)	475,097
Total Revenue	$10,272,826	$123,276		$(1,354,804)		$-		$152,952		$198,869		$9,393,119

OPERATING EXPENSES
Retail center property operating expenses	$1,913,699	$—	(ii)	$(315,076)	(ii)	$—		$—	(ii)	$—	(ii)	$1,598,623
Flex center property operating expenses	686,818	—		—		—		—		—		686,818
Single tenant net lease property expenses	—	—		—		—		—		—		-
Bad debt expense	63,282	—		—		—		—		—		63,282
Legal, accounting and other professional fees	1,390,941	—		—		—		—		—		1,390,941
Corporate general and administrative expenses	484,345	—		—		—		—		—		484,345
Management restructuring expenses	2,066,521	—		—		—		—		—		2,066,521
Loss on impairment	90,221	—		—		—		—		—		90,221
Depreciation and amortization	4,574,163	80,712	(iii)	(280,141)	(iii)	-		95,892	(iii)	151,548	(iii)	4,622,174
Total Operating Expenses	11,269,990	80,712		(595,217)		-		95,892		151,548		11,002,925
Operating (Loss) Income	(997,164)	42,564		(759,587)		-		57,060		47,321		(1,609,806)
Interest expense	3,540,900	—		(707,604)	(iv)	(643,054)	(i)	—		—		2,190,242
Net (Loss) Income from Operations	(4,538,064)	42,564		(51,983)		643,054		57,060		47,321		(3,800,048)
Other income	49,274	—		—		—		—		—		49,274
Other expense	(84,564)	—		—		—		—		—		(84,564)
Net (Loss) Income	(4,573,354)	42,564		(51,983)		643,054		57,060		47,321		(3,750,774)
Less: Net income attributable to Hanover Square Property noncontrolling interests	7,714	—		(7,714)	(v)	—		—		—		—
Less: Net loss attributable to Parkway Property noncontrolling interests	(8,482)	—		—		—		—		—		(8,482)
Less: Net loss (income) attributable to Operating Partnership noncontrolling interests	(1,307)	16,570	(iv)	(482)	(vi)	-		22,213	(iv)	18,422	(iv)	55,417
Net (Loss) Income Attributable to Medalist Common Shareholders	$(4,571,279)	$25,994		$(43,787)		$643,054		$34,847		$28,899		$(3,797,709)

Loss per share from operations - basic and diluted	$(4.12)											$(2.84)

Weighted-average number of shares - basic and diluted	1,109,574											1,339,574

Dividends paid per common share	$0.32	$0.32

See notes to unaudited pro forma consolidated statement of operations

MEDALIST DIVERSIFIED REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2023

(a)	Historical financial information was derived from the audited consolidated financial statements of the Company for the year ended December 31, 2023.

(b)	Adjustments to give effect to the acquisition of the Citibank Property as if the acquisition had occurred on January 1, 2023.

(i)	Represents rental revenues for the Citibank Property that would have been recognized for the year ended December 31, 2023 based on the terms of the lease with the tenant that is currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of ($13,764) in amortization of the below market lease.

(ii)	Under the net-lease structure of the lease with Citibank, all operating expenses, including maintenance, real estate taxes and insurance, are the responsibility of the tenant. Accordingly, no operating expenses are projected to be incurred.

(iii)	Represents depreciation and amortization expense for the Citibank Property for the year ended December 31, 2023 as if the Company had acquired the Citibank Property on January 1, 2023. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 35 years for the building and 10 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(iv)	Represents the Operating Partnership’s 38.93% weighted average noncontrolling ownership interest’s share of the Citibank Property net income that would have been recorded for the year ended December 31, 2023. The Operating Partnership’s 38.93% weighted average reflects the issuance of 160,000 Operating Partnership Units from the Private Placement, 208,696 Operating Partnership Units for the Citibank Property acquisition, 209,600 Operating Partnership Units for the Buffalo Wild Wings acquisition, 251,600 Operating Partnership Units for the United Rentals acquisition (see (f), below), 19,349 Operating Partnership Units to the Company’s President and Chief Executive Officer as a portion of his 2024 compensation, and the redemptions of 8,525 Operating Partnership Units, as if the issuances and redemptions had occurred on January 1, 2024.

(c)	Adjustments to give effect to the sale of the Hanover Square Shopping Center Property on March 13, 2024 as if the disposition had occurred on January 1, 2023. Actual operating results for the Hanover Square Shopping Center for the year ended December 31, 2023 have been removed from the pro forma statement of operations to reflect the pro forma results of the Company’s remaining portfolio for the full year ending December 31, 2023.

(i)	Represents total rental revenues for the Hanover Square Shopping Center that were recognized during the year ended December 31, 2023.

(ii)	Represents operating expenses for the Hanover Square Shopping Center that were incurred during the year ended December 31, 2023, net of the real estate tax expense for the year ended December 31, 2023 for the Hanover Square Outparcel that was retained by the Company.

(iii)	Represents depreciation and amortization expense for the Hanover Square Shopping Center that were recorded during the year ended December 31, 2023.

(iv)	Represents the interest expense, including amortization of loan issuance costs, that was recorded for the Hanover Square Shopping Center during the year ended December 31, 2023.

(v)	Represents the noncontrolling ownership’s 16% share of the net loss from the Hanover Square Shopping Center that was recorded during the 12 months ended December 31, 2023.

(vi)	Represents the noncontrolling ownership’s actual 1.19% share of the net loss from the Hanover Square Shopping Center that was recorded during the 12 months ended December 31, 2023.

Notes to unaudited pro forma consolidated statement of operations for the year ended December 31, 2023, continued

(d)	Adjustments to give effect to the redemption of the Series A Preferred Stock as if the redemption had occurred on January 1, 2023.

(i)	Represents the actual preferred dividends and the amortization of issuance costs and discounts that were recorded as interest expense during the 12 months ended December 31, 2023.

(e)	Adjustments to give effect to the acquisition of the Buffalo Wild Wings Property as if the acquisition had occurred on January 1, 2023.

(i)	Represents rental revenues for the Buffalo Wild Wings Property that would have been recognized for the year ended December 31, 2023 based on the terms of the lease with the tenant that is currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of ($4,548) in estimated net amortization of the below market lease.

(ii)	Under the net-lease structure of the lease, all operating expenses, including maintenance, real estate taxes and insurance, are the responsibility of the tenant. Accordingly, no operating expenses are projected to be incurred.

(iii)	Represents depreciation and amortization expense for the Buffalo Wild Wings Property for the year ended December 31, 2023 as if the Company had acquired the Buffalo Wild Wings Property on January 1, 2023. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 30 years for the building and 13 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(iv)	Represents the Operating Partnership’s pro forma 38.93% weighted average noncontrolling ownership interest’s share of the Buffalo Wild Wings Property net income that would have been recorded for the year ended December 31, 2023. The Operating Partnership’s pro forma 38.93% weighted average reflects the issuance of 160,000 Operating Partnership Units from the Private Placement, 208,696 Operating Partnership Units for the Citibank Property acquisition, 209,600 Operating Partnership Units for the Buffalo Wild Wings acquisition, 251,600 Operating Partnership Units for the United Rentals acquisition (see (f), below), 19,349 Operating Partnership Units to the Company’s President and Chief Executive Officer as a portion of his 2024 compensation, and the redemptions of 8,525 Operating Partnership Units, as if the issuances and redemptions had occurred on January 1, 2024.

(f)	Adjustments to give effect to the acquisition of the United Rentals Property as if the acquisition had occurred on January 1, 2023.

(i)	Represents rental revenues for the United Rentals Property that would have been recognized for the year ended December 31, 2023 based on the terms of the lease with the tenant that is currently in place. Rental revenues are presented on a straight-line basis and include an adjustment of $4,212 in estimated net amortization of the above market lease.

(ii)	Under the net-lease structure of the lease, all operating expenses, including maintenance, real estate taxes and insurance, are the responsibility of the tenant. Accordingly, no operating expenses are projected to be incurred.

(iii)	Represents depreciation and amortization expense for the United Rentals Property for the year ended December 31, 2023 as if the Company had acquired the United Rentals Property on January 1, 2023. Depreciation expense is calculated using the straight-line method over the estimated remaining useful life of 30 years for the building and 11 years for land improvements. Tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. Intangible assets such as in-place lease value and other lease-related intangibles are recorded at fair value and are amortized over the remaining terms of the underlying leases.

(iv)	Represents the Operating Partnership’s pro forma 38.93% weighted average noncontrolling ownership interest’s share of the United Rentals Property net income that would have been recorded for the year ended December 31, 2023. The Operating Partnership’s pro forma 38.93% weighted average reflects the issuance of 160,000 Operating Partnership Units from the Private Placement, 208,696 Operating Partnership Units for the Citibank Property acquisition, 209,600 Operating Partnership Units for the Buffalo Wild Wings acquisition, 251,600 Operating Partnership Units for the United Rentals acquisition, 19,349 Operating Partnership Units to the Company’s President and Chief Executive

Officer as a portion of his 2024 compensation, and the redemptions of 8,525 Operating Partnership Units, as if the issuances and redemptions had occurred on January 1, 2024.